Exhibit 24.2

POWER OF ATTORNEY
Each person whose signature appears below hereby constitutes and appoints Pedro Arnt, Jacobo Cohen Imach and Marcelo Melamud, or any of them acting singly, the true and lawful agents and attorneys-in-fact of the undersigned, with full power and authority in said agents and the attorneys-in-fact to act in the name of and on behalf of the undersigned to sign for the undersigned and in their respective names and capacities indicated below in respect of MercadoLibre S.R.L. (the “Company”) in connection with the Company’s Registration Statement on Form S-3 which will be initially filed with the Securities and Exchange Commission (the “SEC”) on or about December 30, 2020, to sign any and all amendments, including any Post-Effective Amendments, to such Registration Statement, to perform any and all such acts necessary or proper in connection with the filing of such Registration Statement, and, generally, to act for and in the name of the undersigned with respect to such filing.
Pursuant to the requirements of the Securities Act of 1933, as amended, the Power of Attorney has been signed below, effective as of December 30, 2020, by the following persons in the capacities indicated below:
Signature	Title	Date
/S/ STELLEO PASSOS TOLDA
Stelleo Passos Tolda	President	December 30, 2020.

/S/ JUAN MARTIN DE LA SERNA
Juan Martin de la Serna	Vice-president	December 30, 2020.

/S/ DANIEL RABINOVICH
Daniel Rabinovich	Manager	December 30, 2020.

/S/ MARCELO DANIEL MELAMUD
Marcelo Daniel Melamud	Manager	December 30, 2020.

/S/ MARTÍN RAMÓN LAWSON
Martín Ramón Lawson	Manager	December 30, 2020.

/S/ HERNÁN JACOBO COHEN IMACH
Hernán Jacobo Cohen Imach	Manager	December 30, 2020.

/S/ RAMIRO JAVIER CORMENZANA
Ramiro Javier Cormenzana	Manager	December 30, 2020.

/S/ SEBASTIÁN LUIS FERNÁNDEZ SILVA
Sebastián Luis Fernández Silva	Manager	December 30, 2020.

Signature	Title	Date
/S/ GERARDO LOUREIRO
Gerardo Loureiro	Manager	December 30, 2020.

/S/ ARIEL SZARFSZTEJN
Ariel Szarfsztejn	Manager	December 30, 2020.

/S/ GERMÁN SPATARO
Germán Spataro	Manager	December 30, 2020.

/S/ GUILLERMO SCHMIEGELOW		December 30, 2020.
Guillermo Schmiegelow	Manager